SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: February 22, 2006
(Date of Earliest Event Reported)
Jefferson-Pilot Corporation
(Exact name of registrant as specified in its charter)

North Carolina	1-5955	56-0896180
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
100 North Greene Street, Greensboro, North Carolina 27401
(Address of principal executive offices)                    (Zip Code)
(336) 691-3000
(Registrant’s telephone number, including area code)

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.
This Form 8-K is being filed to comply with the requirement that notice of a covered blackout period under our 401(k)/TeamShare Plan be given to our directors and executive officers and also be furnished to the SEC under cover of Form 8-K. The notice sent to those persons on February 28, 2006 is being filed as Exhibit 99.1 to this Form 8-K and is incorporated by reference into this Item.
The information required by Regulation BTR Rule 104(b) is set forth in the Notice.
During this blackout period and for a period of two years after the ending date of the blackout period, a security holder or other interested person may obtain, without charge, the actual beginning and ending dates of the blackout period by contacting the corporate secretary of the Registrant, or of Lincoln National Corporation following the merger mentioned in the Notice.
The Registrant received on February 22, 2006 the notice required by section 101(i)(2)(E) of ERISA.
This Form 8-K is also being posted on JP’s corporate website www.jpfinancial.com.
Item 9.01 Financial Statements and Exhibits
Exhibit 99 – Notice sent to directors and executive officers of Jefferson-Pilot Corporation on February 28, 2006.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JEFFERSON-PILOT CORPORATION

By: /s/ Robert A. Reed

Name: Robert A. Reed Title: Vice President

Dated: February 28, 2006
EXHIBIT INDEX

Exhibit	Description

99.1	Notice sent to directors and executive officers of Jefferson-Pilot Corporation on February 28, 2006.